Exhibit 99.1

Transportation and Logistics Systems, Inc.

Announces Filing of Application to

Uplist to OTCQB Venture Market

Uplisting Could Improve Visibility to the Investment Community

JUPITER, FLORIDA - (NewsWireMedia) - July 7, 2020 - Transportation and Logistics Systems, Inc. (OTC:TLSS), (“TLSS”, or the “Company”), a leading eCommerce fulfillment service provider, today announced that on July 6, 2020, it had submitted OTCQB application materials to OTC Markets Group, the operator of OTCMarkets.com, to start the process of uplisting from the OTC Pink Open Market to the OTCQB Venture Market.

John Mercadante, Chief Executive Officer of TLSS stated, “Uplisting to OTCQB is an important next step in management’s overall strategic plan to grow the Company and upgrade its position in the public markets. We believe that trading on the OTCQB could potentially increase TLSS’ visibility to the investment community, particularly to institutional investors, as the Company continues to bolster its position as a growing fulfillment service provider.”

The Company already meets two gating OTCQB Venture Market compliance requirements by filing audited annual financials prepared in accordance with U.S. GAAP by a PCAOB auditor and maintaining a verified company profile at OTCMarkets.com.

About Transportation and Logistics Systems, Inc.

TLSS operates as a leading logistics and transportation company specializing in eCommerce fulfillment, last mile, two-person home delivery and line haul services for predominantly online retailers through its wholly-owned operating subsidiaries, PrimeEFS, LLC and ShypDirect, LLC. For more information about the Company and its subsidiaries, visit the Company’s website, www.tlss-inc.com.

Forward Looking Statements

Statements in this press release regarding the Company that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including, but not limited to, financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not directly or exclusively relate to historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “intend,” “plan,” “goal,” “seek,” “strategy,” “future,” “likely,” “believes,” “estimates,” “projects,” “forecasts,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology. These include, but are not limited to, statements relating to future events or our future financial and operating results, plans, objectives, expectations and intentions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not be achieved. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to known and unknown risks, uncertainties and other factors outside of our control that could cause our actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks described above, these risks and uncertainties include: whether the OTC Markets Group approves our application to OTCQB; our ability to successfully execute our business strategies, including integration of acquisitions and the future acquisition of other businesses to grow our company; customers’ cancellation on short notice of master service agreements from which we derive a significant portion of our revenue or our failure to renew such master service agreements on favorable terms or at all; our ability to attract and retain key personnel and skilled labor to meet the requirements of our labor-intensive business or labor difficulties which could have an effect on our ability to bid for and successfully complete contracts; the ultimate geographic spread, duration and severity of the coronavirus outbreak and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or ameliorate its effects; our failure to compete effectively in our highly competitive industry could reduce the number of new contracts awarded to us or adversely affect our market share and harm our financial performance; our ability to adopt and master new technologies and adjust certain fixed costs and expenses to adapt to our industry’s and customers’ evolving demands; our history of losses, deficiency in working capital and a stockholders’ deficit and our ability to achieve sustained profitability; material weaknesses in our internal control over financial reporting and our ability to maintain effective controls over financial reporting in the future; our substantial indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations; the impact of new or changed laws, regulations or other industry standards that could adversely affect our ability to conduct our business; and changes in general market, economic and political conditions in the United States and global economies or financial markets, including those resulting from natural or man-made disasters.

These forward-looking statements represent our estimates and assumptions only as of the date of this release and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this letter. Given these uncertainties, you should not place undue reliance on these forward-looking statements and should consider various factors, including the risks described, among other places, in our most recent Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the Securities and Exchange Commission.

Investor Relations:

Phone: 833.764.1443

Email: info@tlss-inc.com